UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2018

CALIX, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-34674	68-0438710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1035 N. McDowell Boulevard, Petaluma, California		94954
(Address of principal executive offices)		(Zip Code)

(707) 766-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At a regularly scheduled meeting of the Board of Directors (the “Board”) of Calix, Inc. (the “Company”) held on March 22, 2018, the Board determined to make the following changes with respect to our classes of directors in order to rebalance the members among the director classes. The changes below are effective immediately following the Company’s 2018 annual meeting of stockholders held on May 16, 2018:

Director	Current Class	New Class	Next Election Year
Christopher Bowick	Class II	Class III	2019
Kathy Crusco	Class II	Class I	2020
Michael Everett	Class III	Class I	2020
Don Listwin	Class III	Class II	2021
Kira Makagon	Class I	Class III	2019
Michael Matthews	Class I	Class III	2019
J. Daniel Plants	Class III	Class II	2021
To effect these class changes, on May 16, 2018, each of Messrs. Christopher Bowick, Michael Everett, Don Listwin, Michael Mathews and J. Daniel Plants, and each of Mmes. Kathy Crusco and Kira Makagon, resigned as a director from their current class and was immediately re-appointed to the Board as a director in their corresponding new class. The resignation and reappointment of each of the aforementioned directors were effected solely to satisfy the requirements of the Delaware General Corporation Law, and for all other purposes, each of the aforementioned directors’ service on the Board is deemed to have continued uninterrupted.

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the annual meeting of stockholders of the Company on May 16, 2018, the stockholders approved the following proposals, casting their votes as follows:
Proposal 1: To elect four Class II directors to the Calix Board to serve until the 2021 annual meeting of stockholders or until their successors are elected:

Nominee	For	Withheld	Broker Non-Votes
Christopher Bowick	30,262,610	325,690	13,585,362
Kathy Crusco	30,308,208	280,092	13,585,362
Kevin Peters	26,670,687	3,917,613	13,585,362
J. Daniel Plants	30,313,242	275,058	13,585,362
Proposal 2: To approve the Amended and Restated 2017 Nonqualified Employee Stock Purchase Plan (“Nonqualified ESPP”) to amend certain terms and increase the number of shares of common stock issuable under the Nonqualified ESPP by 2,500,000:

For	Against	Abstained	Broker Non-Votes
30,193,742	366,708	27,850	13,585,362
Proposal 3: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstained	Broker Non-Votes
29,140,527	1,415,464	32,309	13,585,362
Proposal 4: To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

For	Against	Abstained
41,066,689	3,015,461	91,512

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 18, 2018	CALIX, INC.

		By:	/s/ Suzanne Tom
Suzanne Tom
VP, General Counsel

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